Exhibit 10.8

AV HOMES, INC.

AMENDMENT TO DEFERRED COMPENSATION AGREEMENT

FOR NON-EMPLOYEE DIRECTOR FEES

This Amendment to Deferred Compensation Agreement (this “Amendment”), dated as of December ____, 2016, is made by and between AV Homes, Inc., a Delaware corporation (the “Company”), and you, __________________, a non-employee director of the Company, pursuant to the AV Homes, Inc. 2015 Incentive Compensation Plan (the “Plan”).    To the extent any capitalized term used in this Amendment is not defined, it shall have the meaning assigned to it in the Plan as it currently exists or as it may be amended in the future or the Agreement (as defined below), as applicable.

1.        AMENDMENT.

(a)      Amendment of Maximum Deferral Percentage.  Effective [Date], the Board of Directors of the Company approved an amendment to the Company’s Deferred Compensation Agreement for Non-Employee Director Fees (the “Agreement”) to permit the deferral of up to 100% of  the Director Fees.  Accordingly, effective for deferrals occurring after the date of this Amendment, all references to “fifty percent (50%)” in the Agreement, including the exhibits thereto, shall be replaced with references to “one hundred percent (100%)”.

(b)      Modified Deferral Election Form.  Effective for deferrals submitted after the date of this Amendment, you may elect to defer your annual Director Fees by completing, signing and submitting to the Company the deferral election form attached as Exhibit A hereto.  If no updated deferral election form is provided to the Company prior to the calendar year in which you earn the Director Fees, your prior deferral election form, if any, will govern your deferral of Director Fees.

2.        GENERAL AND MISCELLANEOUS

(a)      Amendment Limited.   This Amendment shall not amend or modify the terms of the Agreement, except to the extent expressly set forth above, which Agreement, as amended hereby, shall remain in full force and effect.

(b)      Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be an original but all of which together shall represent one and the same agreement.

IN WITNESS WHEREOF, the Company and the Participant have executed this Amendment as of the date first set forth above.

AV HOMES, INC.

By:
Title:

[Director Name]

EXHIBIT A

AV HOMES, INC.

DEFERRED COMPENSATION AGREEMENT

FOR NON-EMPLOYEE DIRECTOR FEES

DEFERRAL ELECTION FORM

Name:  _______________________

I, the individual named above, hereby elect to defer the following portion of my Director Fees payable for services as a Non-Employee Director of AV Homes, Inc., a Delaware corporation (the “Company”),  in calendar years commencing after the date this Deferral Election Form is submitted to the Company.  [Percentage may not exceed 100%.]



☐             _____% of my annual Director Fees.

This deferral election is made in accordance with the terms of the Deferred Compensation Agreement for Non-Employee Director Fees (the “Agreement”), dated as of July __, 2015 and amended as of December __, 2016, by and between me and the Company, is irrevocable as to Director Fees earned in the first calendar year after this form is submitted to the Company, and will remain in effect for calendar years thereafter unless terminated or modified by the submission of a  new Deferral Election Form.  Any new Deferral Election Form subsequently submitted will be effective for Director Fees earned in the calendar year following the year such new Deferral Election Form is submitted to the Company.    Capitalized terms used but not otherwise defined herein shall have the same meanings as set forth in the Agreement.

The portion of my Deferred Compensation Account balance attributable to amounts deferred pursuant to this election (including any earnings thereon) shall be distributed to me upon the earliest of (i) the following date(s) and in the following increment(s),  (ii) the date of my Separation from Service, or (iii) the date of my death.  [If you do not make any entry in the following table, your distribution will be payable upon the earlier of your Separation from Service or your death.  If you do make one or more entries in the following table, the last entry must reflect a percentage of 100%.]

☐					
	Percentage	Month	Day	Year

☐					
	Percentage	Month	Day	Year

☐					
	Percentage	Month	Day	Year

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	Percentage	Month	Day	Year

NOTE: I understand that I may file a new deferral election form at any time for future deferrals, and that the new election will take effect in the calendar year following the year the new deferral election form is filed with the Company.   I  also understand that if I want to further defer the distribution date with regard to amounts already deferred and Stock Units credited to my Deferred Compensation Account, such “re-deferral” requires the submission of a Distribution Change Form that is available from the Company.

Submitted by:	Accepted by:

AV HOMES, INC.

By:
[Director Name]	Name:
Title:
Date:	Date: